Exhibit 99.2

Mortgage Loan Characteristics
Aggregate Outstanding Principal Balance	$241,560,530
Aggregate Original Principal Balance	$241,572,844
Number of Mortgage Loans	1,316
	Minimum	Maximum	Average (1)
Original Principal Balance	$20,000	$720,000	$183,566
Outstanding Principal Balance	$20,000	$720,000	$183,557
	Minimum	Maximum	Weighted Average (2)
Original Term (mos)	180	360	354
Stated remaining Term (mos)	178	360	353
Loan Age (mos)	0	3	1
Current Interest Rate	6.050%	10.750%	7.190%
Initial Interest Rate Cap (3)	1.000%	3.000%	2.987%
Periodic Rate Cap (3)	1.000%	1.000%	1.000%
Gross Margin (3)	2.800%	6.500%	5.671%
Maximum Mortgage Rate (3)	12.050%	16.500%	13.090%
Minimum Mortgage Rate (3)	6.050%	10.500%	7.090%
Months to Roll (3)	5	59	28
Original Loan-to-Value	28.57%	100.00%	81.86%
Credit Score (4)	503	793	647
	Earliest	Latest
Maturity Date	07/01/2020	09/01/2035

Lien Position	Percent of Mortgage Pool	Year of Origination	Percent of Mortgage Pool
1st Lien	96.91%	2004	0.00%
2nd Lien	3.09	2005	100.00

Occupancy		Loan Purpose
Primary	95.94%	Purchase	56.25%
Investment	4.06	Refinance - Rate Term	38.06
		Refinance - Cashout	5.69
Loan Type
Fixed Rate	10.94%	Property Type
ARM	89.06	Single Family	68.76%
		Townhouse	0.51
Amortization Type		Condominium	7.76
Fully Amortizing	37.84%	Two-to-Four Family	6.75
Interest-Only	59.06	Planned Unit Development	16.15
Balloon	3.09	Manufactured Home	0.08

(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Adjustable Rate Mortgage Loans only.
(4) Minimum and Weighting only for loans with scores.

Mortgage Rates
Range of Mortgage Rates	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
6.001% to 6.500%	228	$57,567,174	23.83%	6.360%	670	$252,488	80.33%	44.35%	76.47%
6.501% to 7.000%	377	78,792,047	32.62	6.817	654	208,997	81.05	45.89	67.81
7.001% to 7.500%	232	46,680,731	19.32	7.307	638	201,210	80.40	39.08	55.95
7.501% to 8.000%	160	27,487,484	11.38	7.773	627	171,797	83.11	39.40	48.93
8.001% to 8.500%	84	12,335,959	5.11	8.281	598	146,857	86.57	60.16	33.00
8.501% to 9.000%	77	8,291,870	3.43	8.812	594	107,687	84.79	65.49	18.25
9.001% to 9.500%	21	1,628,552	0.67	9.322	602	77,550	88.02	79.20	0.00
9.501% to 10.000%	84	5,719,509	2.37	9.879	668	68,089	92.92	30.11	0.00
10.001% to 10.500%	50	2,937,003	1.22	10.397	680	58,740	91.35	23.77	2.57
10.501% to 11.000%	3	120,201	0.05	10.650	693	40,067	100.00	0.00	0.00
Total:	1,316	$241,560,530	100.00%	7.190%	647	$183,557	81.86%	44.43%	59.06%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 6.050% per annum to 10.750% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.190% per annum.

Remaining Months to Stated Maturity
Range of Remaining Months to Stated Maturity	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
169 to 180	134	$7,932,792	3.28%	9.914%	709	$59,200	98.36%	12.85%	0.00%
229 to 240	3	256,421	0.11	8.242	691	85,474	90.75	100.00	0.00
349 to 360	1,179	233,371,317	96.61	7.096	645	197,940	81.29	45.44	61.14
Total:	1,316	$241,560,530	100.00%	7.190%	647	$183,557	81.86%	44.43%	59.06%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 178 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 353 months.

Original Mortgage Loan Principal Balances
Range of Original Mortgage Loan Principal Balances	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
$50,000 or less	71	$2,615,942	1.08%	9.819%	699	$36,844	95.18%	25.87%	0.00%
$50,001 to $100,000	290	22,544,478	9.33	8.196	635	77,740	84.49	64.32	9.66
$100,001 to $150,000	306	38,119,367	15.78	7.338	630	124,573	81.66	65.03	36.00
$150,001 to $200,000	192	33,287,306	13.78	7.196	633	173,371	80.90	57.14	47.90
$200,001 to $250,000	131	29,258,157	12.11	7.150	636	223,345	80.39	52.71	63.26
$250,001 to $300,000	106	29,117,514	12.05	6.983	657	274,694	79.96	37.65	69.55
$300,001 to $350,000	99	31,933,427	13.22	6.902	656	322,560	83.15	27.48	76.52
$350,001 to $400,000	43	16,152,801	6.69	6.789	668	375,647	82.43	22.79	85.69
$400,001 to $450,000	29	12,251,364	5.07	6.768	658	422,461	80.71	37.77	89.94
$450,001 to $500,000	21	9,932,539	4.11	6.970	663	472,978	84.46	23.83	76.22
$500,001 to $550,000	6	3,109,600	1.29	6.763	685	518,267	80.00	16.52	100.00
$550,001 to $600,000	16	9,242,035	3.83	6.865	664	577,627	80.77	6.43	87.67
$600,001 to $650,000	3	1,923,250	0.80	6.584	696	641,083	76.80	0.00	100.00
$650,001 to $700,000	2	1,352,750	0.56	7.089	658	676,375	82.51	49.79	100.00
$700,001 to $750,000	1	720,000	0.30	7.650	633	720,000	90.00	100.00	100.00
Total:	1,316	$241,560,530	100.00%	7.190%	647	$183,557	81.86%	44.43%	59.06%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $20,000 to approximately $720,000 and the average outstanding principal balance of the Mortgage Loans was approximately $183,557.

Product Types
Product Types	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
15 Year Balloon Loans	129	$7,473,769	3.09%	9.994%	714	$57,936	99.71%	10.92%	0.00%
15 Year Fixed Loans	5	459,024	0.19	8.611	619	91,805	76.37	44.32	0.00
20 Year Fixed Loans	3	256,421	0.11	8.242	691	85,474	90.75	100.00	0.00
30 Year Fixed Loans	103	18,243,356	7.55	7.168	645	177,120	79.41	63.78	13.60
Six-Month LIBOR IO Loans	1	80,000	0.03	7.150	598	80,000	76.56	0.00	100.00
2/28 LIBOR ARM	279	38,558,172	15.96	7.384	615	138,201	80.89	60.75	0.00
2/28 LIBOR IO ARM	321	82,404,192	34.11	6.922	663	256,711	81.27	31.54	100.00
3/27 LIBOR ARM	238	35,504,106	14.70	7.477	619	149,177	81.67	64.49	0.00
3/27 LIBOR IO ARM	227	56,025,191	23.19	6.896	655	246,807	81.93	37.15	100.00
5/25 Treasury ARM	5	868,900	0.36	7.296	663	173,780	84.39	100.00	0.00
5/25 Treasury IO ARM	5	1,687,400	0.70	6.750	670	337,480	81.07	25.03	100.00
Total:	1,316	$241,560,530	100.00%	7.190%	647	$183,557	81.86%	44.43%	59.06%

Amortization Type
Amortization Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
Fully Amortizing	625	$91,409,529	37.84%	7.394%	621	$146,255	80.88%	63.61%	0.00%
Balloon	129	7,473,769	3.09	9.994	714	57,936	99.71	10.92	0.00
60 Month Interest-Only	562	142,677,233	59.06	6.911	660	253,874	81.55	33.90	100.00
Total:	1,316	$241,560,530	100.00%	7.190%	647	$183,557	81.86%	44.43%	59.06

Program
Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Balance	Weighted Average Original LTV	Percent Full Doc	Percent IO
Wall Street	825	$164,393,595	68.05%	7.094%	669	$199,265	81.76%	29.21%	68.70%
High Street	349	53,685,276	22.22	7.183	612	153,826	82.46	79.44	32.25
Main Street	142	23,481,659	9.72	7.873	576	165,364	81.15	70.96	52.95
Total:	1,316	$241,560,530	100.00%	7.190%	647	$183,557	81.86%	44.43%	59.06%

State Distributions of Mortgaged Properties
State Distributions of Mortgaged Properties	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
Arizona	79	$13,694,008	5.67%	7.173%	627	$173,342	82.04%	61.86%	64.54%
Arkansas	4	275,765	0.11	8.258	565	68,941	86.77	100.00	41.94
California	306	86,373,867	35.76	6.895	668	282,268	81.12	25.01	84.47
Colorado	62	9,631,552	3.99	7.089	634	155,348	83.34	54.21	71.95
Connecticut	5	648,500	0.27	7.782	648	129,700	79.47	62.99	18.04
Delaware	1	175,920	0.07	6.100	657	175,920	80.00	100.00	100.00
Florida	74	13,322,624	5.52	7.379	648	180,035	81.55	36.89	49.18
Georgia	33	4,205,801	1.74	7.076	628	127,449	84.13	72.88	38.32
Idaho	9	1,206,616	0.50	7.185	651	134,068	78.72	62.18	5.18
Illinois	136	22,896,679	9.48	7.526	641	168,358	82.55	46.76	33.59
Indiana	12	1,042,533	0.43	7.646	617	86,878	74.15	87.36	10.44
Iowa	21	1,912,554	0.79	8.227	600	91,074	85.74	73.29	0.00
Kansas	38	3,728,691	1.54	7.877	613	98,123	85.80	74.97	15.22
Kentucky	7	820,600	0.34	7.759	662	117,229	81.15	91.10	0.00
Louisiana	9	826,275	0.34	8.152	612	91,808	84.23	76.16	0.00
Maryland	36	7,603,513	3.15	7.466	641	211,209	83.24	61.75	54.19
Massachusetts	26	8,160,764	3.38	7.108	644	313,876	79.63	38.40	62.27
Michigan	37	5,854,422	2.42	7.522	638	158,228	86.78	50.92	56.82
Minnesota	22	3,567,711	1.48	6.908	655	162,169	83.69	55.29	70.50
Mississippi	7	814,754	0.34	7.521	652	116,393	87.95	47.23	47.50
Missouri	58	6,054,526	2.51	7.670	611	104,388	82.30	76.14	17.91
Nebraska	6	580,450	0.24	7.434	629	96,742	81.64	73.79	26.21
Nevada	15	2,646,833	1.10	7.048	631	176,456	82.46	80.09	51.00
New Hampshire	8	1,007,080	0.42	6.989	638	125,885	82.88	71.30	35.20
New Jersey	9	2,123,400	0.88	7.354	633	235,933	82.48	58.80	34.72
New Mexico	4	969,980	0.40	7.453	603	242,495	76.30	32.99	0.00
North Carolina	4	562,882	0.23	7.389	641	140,721	82.68	28.69	46.39
Oklahoma	4	523,645	0.22	7.059	611	130,911	81.27	50.84	0.00
Oregon	20	2,674,955	1.11	7.264	650	133,748	82.20	57.07	59.60
Pennsylvania	8	908,390	0.38	7.382	627	113,549	80.02	46.89	21.91
Rhode Island	3	695,340	0.29	7.501	607	231,780	83.24	33.29	100.00
South Carolina	2	418,925	0.17	7.325	623	209,462	79.46	13.59	86.41
Tennessee	16	1,601,419	0.66	7.629	640	100,089	85.28	68.61	12.56
Texas	119	13,184,933	5.46	7.424	627	110,798	80.57	61.94	10.15
Utah	9	1,195,856	0.50	6.959	654	132,873	84.52	42.97	74.79
Vermont	5	719,200	0.30	7.904	647	143,840	81.96	29.50	38.49
Virginia	20	4,362,383	1.81	7.225	640	218,119	78.50	36.07	60.42
Washington	72	13,288,009	5.50	7.152	648	184,556	82.27	53.63	67.57
West Virginia	1	156,000	0.06	6.780	633	156,000	80.00	100.00	0.00
Wisconsin	7	874,675	0.36	7.548	599	124,954	83.00	100.00	45.82
Wyoming	2	248,500	0.10	6.405	631	124,250	73.91	100.00	0.00
Total:	1,316	$241,560,530	100.00%	7.190%	647	$183,557	81.86%	44.43%	59.06%

No more than approximately 0.55% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

Original Loan-to-Value Ratios
Range of Original Loan-to-Value Ratios	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
50.00% or less	20	$3,128,123	1.29%	7.655%	596	$156,406	42.28%	58.40%	35.16%
50.01% to 55.00%	5	1,129,137	0.47	6.956	633	225,827	53.78	21.15	19.48
55.01% to 60.00%	11	2,658,643	1.10	7.401	602	241,695	58.28	15.95	56.91
60.01% to 65.00%	12	3,193,940	1.32	6.910	606	266,162	63.95	51.10	78.40
65.01% to 70.00%	36	5,527,701	2.29	7.441	619	153,547	68.74	47.52	45.87
70.01% to 75.00%	49	7,058,750	2.92	7.407	606	144,056	73.70	73.44	35.09
75.01% to 80.00%	627	122,416,685	50.68	6.910	655	195,242	79.81	39.80	64.04
80.01% to 85.00%	196	44,234,391	18.31	7.062	651	225,686	84.73	40.08	67.08
85.01% to 90.00%	176	35,890,128	14.86	7.450	627	203,921	89.72	56.75	57.50
90.01% to 95.00%	58	9,049,218	3.75	7.892	641	156,021	94.72	86.01	39.97
95.01% to 100.00%	126	7,273,814	3.01	9.997	714	57,729	99.84	10.95	0.00
Total:	1,316	$241,560,530	100.00%	7.190%	647	$183,557	81.86%	44.43%	59.06%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 28.57% to 100.00% and the weighted average Original Loan-to-Value was approximately 81.86%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 3.09% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.71%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 18.93%.

Combined Loan-to-Value Ratios
Range of Combined Loan-to-Value Ratios	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
50.00% or less	20	$3,128,123	1.29%	7.655%	596	$156,406	42.28%	58.40%	35.16%
50.01% to 55.00%	5	1,129,137	0.47	6.956	633	225,827	53.78	21.15	19.48
55.01% to 60.00%	10	2,506,643	1.04	7.426	599	250,664	58.30	16.92	60.36
60.01% to 65.00%	11	3,095,500	1.28	6.868	607	281,409	63.98	49.55	80.89
65.01% to 70.00%	30	4,548,552	1.88	7.532	613	151,618	69.16	54.43	41.45
70.01% to 75.00%	29	5,812,185	2.41	7.378	600	200,420	73.78	71.84	39.83
75.01% to 80.00%	116	24,945,036	10.33	7.308	622	215,043	79.20	41.79	55.21
80.01% to 85.00%	93	18,732,975	7.75	7.322	616	201,430	84.39	66.51	46.30
85.01% to 90.00%	152	31,804,966	13.17	7.445	629	209,243	88.60	53.55	57.29
90.01% to 95.00%	83	15,249,150	6.31	7.451	653	183,725	88.89	62.22	49.00
95.01% to 100.00%	767	130,608,263	54.07	7.029	667	170,285	82.41	36.17	65.08
Total:	1,316	$241,560,530	100.00%	7.190%	647	$183,557	81.86%	44.43%	59.06%

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 28.58% to 100.00% and the weighted average Combined Loan-to-Value was approximately 91.88%.

Loan Purpose
Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
Purchase	784	$135,878,828	56.25%	7.103%	664	$173,315	82.69%	34.98%	62.62%
Refinance - Rate Term	452	91,938,042	38.06	7.263	625	203,403	80.73	56.23	56.76
Refinance - Cashout	80	13,743,659	5.69	7.556	624	171,796	81.16	58.89	39.34
Total:	1,316	$241,560,530	100.00%	7.190%	647	$183,557	81.86%	44.43%	59.06%

Property Type
Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
Single Family Residence	921	$166,090,007	68.76%	7.187%	644	$180,337	81.83%	45.75%	58.51%
Townhouse	8	1,221,250	0.51	7.126	660	152,656	80.72	32.79	79.60
Condominium	108	18,735,945	7.76	7.079	661	173,481	83.13	44.11	69.54
Two-to-Four Family	67	16,313,912	6.75	7.256	666	243,491	80.33	28.99	56.37
Manufactured Housing	1	189,000	0.08	7.250	599	189,000	70.00	100.00	100.00
Planned Unit Development	211	39,010,415	16.15	7.227	645	184,883	82.10	45.50	56.69
Total:	1,316	$241,560,530	100.00%	7.190%	647	$183,557	81.86%	44.43%	59.06%

Documentation
Documentation	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
Full Documentation	682	$107,324,341	44.43%	7.184%	616	$157,367	82.10%	100.00%	45.06%
Stated Income Wage Earner	347	66,663,598	27.60	7.197	687	192,114	82.25	0.00	71.14
Stated Income Self Employed	200	48,434,605	20.05	7.226	667	242,173	81.15	0.00	75.26
12 Month Bank Statements	57	12,433,685	5.15	7.192	637	218,135	80.59	0.00	59.67
24 Month Bank Statement	28	6,283,402	2.60	6.940	630	224,407	81.66	0.00	48.05
Limited Documentation	2	420,899	0.17	6.937	638	210,450	82.27	0.00	0.00
Total:	1,316	$241,560,530	100.00%	7.190%	647	$183,557	81.86%	44.43%	59.06%

Occupancy
Occupancy	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
Primary	1,268	$231,757,794	95.94%	7.186%	647	$182,774	82.12%	44.54%	58.71%
Investment	48	9,802,736	4.06	7.266	662	204,224	75.64	41.79	67.34
Total:	1,316	$241,560,530	100.00%	7.190%	647	$183,557	81.86%	44.43%	59.06%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

Mortgage Loans Age Summary
Mortgage Loans Age Summary	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
0	16	$4,078,200	1.69%	6.984%	694	$254,888	78.01%	10.12%	77.74%
1	1,117	199,416,837	82.55	7.217	646	178,529	81.88	46.42	57.92
2	177	36,726,471	15.20	7.082	650	207,494	82.25	36.96	63.78
3	6	1,339,022	0.55	6.760	617	223,170	79.90	56.96	43.04
Total:	1,316	$241,560,530	100.00%	7.190%	647	$183,557	81.86%	44.43%	59.06%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 1 month.

Original Prepayment Penalty Term
Original Prepayment Penalty Term	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
None	320	$52,069,833	21.56%	7.601%	641	$162,718	82.55%	48.23%	40.05%
6 Months	36	3,480,740	1.44	7.860	609	96,687	85.64	78.88	10.60
12 Months	13	4,437,349	1.84	7.523	647	341,335	82.13	39.78	84.78
24 Months	778	149,937,111	62.07	7.047	651	192,721	81.94	40.25	69.33
36 Months	169	31,635,497	13.10	7.071	645	187,192	79.89	54.82	43.44
Total:	1,316	$241,560,530	100.00%	7.190%	647	$183,557	81.86%	44.43%	59.06%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 25 months.

Credit Scores
Range of Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
503 to 525	8	$1,105,580	0.46%	9.137%	515	$138,198	78.17%	90.16%	0.00%
526 to 550	32	4,008,409	1.66	8.525	541	125,263	76.20	80.25	0.00
551 to 575	123	19,106,915	7.91	7.837	562	155,341	80.82	82.09	35.28
576 to 600	171	27,590,958	11.42	7.365	589	161,351	79.78	72.51	31.21
601 to 625	199	33,723,162	13.96	7.084	613	169,463	81.30	74.70	51.48
626 to 650	203	42,039,416	17.40	7.014	637	207,091	81.98	52.37	64.27
651 to 675	187	42,696,198	17.68	7.017	664	228,322	81.38	24.05	77.23
676 to 700	175	32,696,950	13.54	7.080	688	186,840	83.41	16.98	71.82
701 to 725	103	16,931,625	7.01	7.145	712	164,385	83.84	14.66	68.49
726 to 750	63	11,189,583	4.63	7.077	737	177,612	84.05	4.61	70.27
751 to 775	43	8,787,084	3.64	7.165	760	204,351	84.30	12.33	63.82
776 to 793	9	1,684,650	0.70	6.857	786	187,183	86.42	18.66	84.33
Total:	1,316	$241,560,530	100.00%	7.190%	647	$183,557	81.86%	44.43%	59.06%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 503 to 793 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 647.

Credit Grade
Credit Grade	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average FICO	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
A	1,203	$222,053,846	91.92%	7.142%	652	$184,583	82.24%	42.23%	60.18%
A-	73	13,817,072	5.72	7.457	596	189,275	78.14	64.17	52.59
B	25	3,615,087	1.5	7.877	579	144,603	77.08	78.48	40.58
C	11	1,708,425	0.71	9.04	546	155,311	75.03	86.65	13.35
D	4	366,100	0.15	10.36	591	91,525	70.00	100.00	20.65
Total:	1,316	$241,560,530	100.00%	7.190%	647	$183,557	81.86%	44.43%	59.06%

Margins
(Excludes Fixed Rate Mortgage Loans)
Range of Margins	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
2.501% to 3.000%	1	$80,000	0.04%	7.150%	598	$80,000	76.56%	0.00%	100.00%
3.501% to 4.000%	19	2,775,485	1.29	7.333	634	146,078	78.98	59.35	46.18
4.001% to 4.500%	47	7,774,695	3.61	7.257	646	165,419	82.83	53.18	22.99
4.501% to 5.000%	18	5,347,065	2.49	6.732	649	297,059	82.50	36.21	74.23
5.001% to 5.500%	281	68,617,688	31.90	6.974	640	244,191	82.07	46.26	59.28
5.501% to 6.000%	451	94,865,267	44.10	7.027	652	210,344	81.37	37.71	77.92
6.001% to 6.500%	259	35,667,760	16.58	7.477	638	137,713	80.18	53.79	51.82
Total:	1,076	$215,127,961	100.00%	7.090%	645	$199,933	81.45%	43.89%	65.17%

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 2.800% per annum to 6.500% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.671% per annum.

Maximum Mortgage Rates
(Excludes Fixed Rate Mortgage Loans)
Range of Maximum Mortgage Rates	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
12.001% to 12.500%	215	$53,580,982	24.91%	6.355%	670	$249,214	80.49%	42.72%	80.29%
12.501% to 13.000%	345	72,907,646	33.89	6.818	656	211,327	81.28	43.95	72.67
13.001% to 13.500%	202	42,046,800	19.55	7.308	638	208,152	80.66	35.62	61.10
13.501% to 14.000%	149	26,199,027	12.18	7.769	625	175,832	83.03	39.24	50.05
14.001% to 14.500%	73	10,746,088	5.00	8.294	593	147,207	87.19	62.98	35.42
14.501% to 15.000%	57	6,450,208	3.00	8.784	581	113,162	83.54	73.26	23.46
15.001% to 15.500%	13	1,122,820	0.52	9.272	566	86,371	83.82	84.26	0.00
15.501% to 16.000%	15	1,442,090	0.67	9.728	533	96,139	74.17	83.94	0.00
16.001% to 16.500%	7	632,300	0.29	10.349	587	90,329	61.60	90.32	11.96
Total:	1,076	$215,127,961	100.00%	7.090%	645	$199,933	81.45%	43.89%	65.17%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 12.050% per annum to 16.500% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.090% per annum.

Next Rate Adjustment Date
(Excludes Fixed Rate Mortgage Loans)
Next Rate Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
February 2006	1	$80,000	0.04%	7.150%	598	$80,000	76.56%	0.00%	100.00%
June 2007	6	1,339,022	0.62	6.760	617	223,170	79.90	56.96	43.04
July 2007	71	17,039,170	7.92	6.932	644	239,988	80.91	34.69	69.23
August 2007	515	100,306,722	46.63	7.105	647	194,770	81.31	42.46	67.84
September 2007	8	2,277,450	1.06	6.713	701	284,681	76.32	6.64	87.06
July 2008	56	13,623,098	6.33	6.866	651	243,270	82.60	34.36	82.52
August 2008	405	76,835,449	35.72	7.164	639	189,717	81.66	50.54	57.08
September 2008	4	1,070,750	0.50	7.303	700	267,688	84.01	18.63	86.18
August 2010	10	2,556,300	1.19	6.936	668	255,630	82.20	50.51	66.01
Total:	1,076	$215,127,961	100.00%	7.090%	645	$199,933	81.45%	43.89%	65.17%

Group 1 Mortgage Loan Characteristics

Aggregate Outstanding Principal Balance		$108,451,599
Aggregate Original Principal Balance		$108,457,054
Number of Mortgage Loans		726
	Minimum	Maximum	Average (1)
Original Principal Balance	$48,900	$594,300	$149,390
Outstanding Principal Balance	$48,900	$594,300	$149,382
	Minimum	Maximum	Weighted Average (2)
Original Term (mos)	180	360	359
Stated remaining Term (mos)	178	360	358
Loan Age (mos)	0	3	1
Current Interest Rate	6.125%	10.500%	7.409%
Initial Interest Rate Cap (3)	1.000%	3.000%	2.987%
Periodic Rate Cap (3)	1.000%	1.000%	1.000%
Gross Margin (3)	2.800%	6.500%	5.703%
Maximum Mortgage Rate (3)	12.125%	16.500%	13.414%
Minimum Mortgage Rate (3)	6.125%	10.500%	7.414%
Months to Roll (3)	5	59	29
Original Loan-to-Value	28.57%	95.00%	81.05%
Credit Score (4)	508	790	624
	Earliest	Latest
Maturity Date	07/01/2020	09/01/2035

Lien Position	Percent of Mortgage Pool	Year of Origination	Percent of Mortgage Pool
1st Lien	100.00%	2004	0.00%
2nd Lien	0.00	2005	100.00

Occupancy		Loan Purpose
Primary	93.04%	Purchase	31.63%
Investment	6.96	Refinance - Rate Term	57.61
		Refinance - Cashout	10.76
Loan Type
Fixed Rate	10.70%	Property Type
ARM	89.30	Single Family	69.97
		Townhouse	0.32
Amortization Type		Condominium	6.26
Fully Amortizing	57.58%	Two-to-Four Family	7.89
Interest-Only	42.42	Planned Unit Development	15.57
Balloon	0.00

(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Adjustable Rate Mortgage Loans only.
(4) Minimum and Weighting only for loans with scores.

Mortgage Rates
Range of Mortgage Rates	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
6.001% to 6.500%	52	$7,821,987	7.21%	6.434%	644	$150,423	77.43%	63.90%	51.85%
6.501% to 7.000%	217	34,635,986	31.94	6.828	640	159,613	79.98	66.62	49.36
7.001% to 7.500%	172	28,984,184	26.73	7.318	629	168,513	80.42	54.85	45.11
7.501% to 8.000%	120	18,612,835	17.16	7.783	618	155,107	82.54	44.92	42.73
8.001% to 8.500%	71	9,566,095	8.82	8.279	597	134,734	86.44	64.48	29.58
8.501% to 9.000%	56	5,717,503	5.27	8.797	580	102,098	84.31	81.47	16.11
9.001% to 9.500%	15	1,242,070	1.15	9.279	571	82,805	84.41	85.77	0.00
9.501% to 10.000%	16	1,238,640	1.14	9.801	547	77,415	75.90	81.31	0.00
10.001% to 10.500%	7	632,300	0.58	10.349	587	90,329	61.60	90.32	11.96
Total:	726	$108,451,599	100.00%	7.409%	624	$149,382	81.05%	60.68%	42.42%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 6.125% per annum to 10.500% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.409% per annum.

Remaining Months to Stated Maturity

Range of Remaining Months to Stated Maturity	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
169 to 180	5	$459,024	0.42%	8.611%	619	$91,805	76.37%	44.32%	0.00%
229 to 240	2	190,871	0.18	8.101	722	95,436	89.28	100.00	0.00
349 to 360	719	107,801,705	99.40	7.402	624	149,933	81.05	60.68	42.68
Total:	726	$108,451,599	100.00%	7.409%	624	$149,382	81.05%	60.68%	42.42%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 178 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 358 months.

Original Mortgage Loan Principal Balances

Range of Original Mortgage Loan Principal Balances	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
$50,000 or less	6	$298,849	0.28%	8.033%	596	$49,808	58.51%	100.00%	0.00%
$50,001 to $100,000	211	16,705,682	15.40	7.858	618	79,174	81.32	75.03	13.03
$100,001 to $150,000	248	30,864,060	28.46	7.337	626	124,452	81.11	66.01	34.16
$150,001 to $200,000	105	18,150,321	16.74	7.395	622	172,860	80.39	62.95	44.41
$200,001 to $250,000	71	15,861,743	14.63	7.318	618	223,405	79.34	61.86	54.77
$250,001 to $300,000	40	11,031,537	10.17	7.250	625	275,788	80.45	54.70	59.49
$300,001 to $350,000	37	12,084,200	11.14	7.278	637	326,600	84.36	29.78	64.52
$350,001 to $400,000	4	1,418,250	1.31	6.821	638	354,563	83.74	49.87	74.93
$400,001 to $450,000	1	423,000	0.39	8.125	609	423,000	90.00	100.00	0.00
$450,001 to $500,000	1	499,658	0.46	7.900	642	499,658	89.29	0.00	0.00
$500,001 to $550,000	1	520,000	0.48	7.500	653	520,000	80.00	0.00	100.00
$550,001 to $600,000	1	594,300	0.55	6.990	650	594,300	71.86	100.00	100.00
Total:	726	$108,451,599	100.00%	7.409%	624	$149,382	81.05%	60.68%	42.42%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $48,900 to approximately $594,300 and the average outstanding principal balance of the Mortgage Loans was approximately $149,382.

Product Types
Product Types	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
15 Year Fixed Loans	5	$459,024	0.42%	8.611%	619	$91,805	76.37%	44.32%	0.00%
20 Year Fixed Loans	2	190,871	0.18	8.101	722	95,436	89.28	100.00	0.00
30 Year Fixed Loans	77	10,952,459	10.10	7.296	641	142,240	79.56	71.10	9.61
Six-Month LIBOR IO Loans	1	80,000	0.07	7.150	598	80,000	76.56	0.00	100.00
2/28 LIBOR ARM	205	24,701,393	22.78	7.604	609	120,495	80.74	65.38	0.00
2/28 LIBOR IO ARM	129	23,153,418	21.35	7.253	639	179,484	80.36	48.90	100.00
3/27 LIBOR ARM	192	26,806,123	24.72	7.587	608	139,615	81.88	72.00	0.00
3/27 LIBOR IO ARM	109	21,056,511	19.42	7.166	639	193,179	81.98	47.68	100.00
5/25 Treasury ARM	3	389,400	0.36	7.122	619	129,800	80.00	100.00	0.00
5/25 Treasury IO ARM	3	662,400	0.61	7.071	606	220,800	79.53	63.77	100.00
Total:	726	$108,451,599	100.00%	7.409%	624	$149,382	81.05%	60.68%	42.42%

Amortization Type
Amortization Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
Fully Amortizing	480	$62,446,620	57.58%	7.551%	613	$130,097	80.90%	70.27%	0.00%
60 Month Interest-Only	246	46,004,979	42.42	7.215	639	187,012	81.24	47.66	100.00
Total:	726	$108,451,599	100.00%	7.409%	624	$149,382	81.05%	60.68%	42.42%

Program
Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Balance	Weighted Average Original LTV	Percent Full Doc	Percent IO
Wall Street	369	$59,024,933	54.43%	7.233%	650	$159,959	80.18%	45.29%	52.16%
High Street	241	32,555,824	30.02	7.407	605	135,086	82.39	83.69	19.36
Main Street	116	16,870,843	15.56	8.028	574	145,438	81.49	70.10	52.85
Total:	726	$108,451,599	100.00%	7.409%	624	$149,382	81.05%	60.68%	42.42%

State Distributions of Mortgaged Properties
State Distributions of Mortgaged Properties	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
Arizona	48	$7,928,880	7.31%	7.140%	616	$165,185	80.42%	70.47%	57.33%
Arkansas	4	275,765	0.25	8.258	565	68,941	86.77	100.00	41.94
California	68	18,106,147	16.70	7.169	629	266,267	76.80	35.87	77.41
Colorado	34	5,665,410	5.22	7.145	630	166,630	83.60	64.31	75.45
Connecticut	2	291,500	0.27	8.149	571	145,750	71.52	100.00	0.00
Florida	32	4,893,405	4.51	7.355	631	152,919	78.97	49.49	38.25
Georgia	23	2,819,001	2.60	7.242	621	122,565	84.04	83.24	30.61
Idaho	8	1,062,116	0.98	7.101	654	132,764	77.87	70.64	5.88
Illinois	96	14,486,980	13.36	7.481	619	150,906	81.63	64.78	24.12
Indiana	10	961,533	0.89	7.677	611	96,153	73.54	86.30	11.32
Iowa	17	1,633,855	1.51	8.195	600	96,109	86.18	75.93	0.00
Kansas	35	3,276,315	3.02	8.031	606	93,609	85.89	71.51	8.76
Kentucky	5	701,000	0.65	7.595	669	140,200	80.33	89.59	0.00
Louisiana	7	629,275	0.58	8.299	584	89,896	84.31	100.00	0.00
Maryland	19	3,954,155	3.65	7.535	628	208,113	82.29	80.40	34.97
Massachusetts	11	2,840,414	2.62	7.265	633	258,219	81.25	39.35	31.72
Michigan	29	4,655,166	4.29	7.606	638	160,523	86.89	48.37	62.33
Minnesota	12	2,067,120	1.91	6.903	649	172,260	83.46	52.16	66.15
Mississippi	4	319,221	0.29	8.326	605	79,805	85.19	100.00	0.00
Missouri	44	4,098,401	3.78	7.839	608	93,145	82.29	85.64	13.68
Nebraska	5	483,650	0.45	7.421	636	96,730	81.97	68.54	31.46
Nevada	9	1,567,813	1.45	7.324	635	174,201	82.24	77.36	46.20
New Hampshire	7	974,080	0.90	6.877	637	139,154	82.30	73.72	36.39
New Jersey	6	1,237,600	1.14	7.497	627	206,267	83.58	73.82	40.92
New Mexico	3	836,480	0.77	7.099	617	278,827	76.50	22.29	0.00
North Carolina	4	562,882	0.52	7.389	641	140,721	82.68	28.69	46.39
Oklahoma	1	91,200	0.08	7.150	668	91,200	80.00	0.00	0.00
Oregon	13	1,776,311	1.64	7.501	641	136,639	82.26	51.45	63.90
Pennsylvania	5	526,900	0.49	7.891	622	105,380	83.94	60.52	17.46
Rhode Island	1	224,000	0.21	7.800	587	224,000	80.00	0.00	100.00
South Carolina	1	56,925	0.05	7.800	593	56,925	76.00	100.00	0.00
Tennessee	12	1,201,084	1.11	7.498	656	100,090	84.83	62.83	16.75
Texas	91	9,268,093	8.55	7.502	623	101,847	80.77	66.32	10.20
Utah	4	451,591	0.42	7.009	684	112,898	81.74	55.69	44.31
Vermont	4	442,400	0.41	8.298	627	110,600	83.18	47.95	0.00
Virginia	10	1,587,600	1.46	7.670	586	158,760	72.08	53.26	33.02
Washington	35	5,622,655	5.18	7.373	623	160,647	81.93	63.68	62.81
Wisconsin	7	874,675	0.81	7.548	599	124,954	83.00	100.00	45.82
Total:	726	$108,451,599	100.00%	7.409%	624	$149,382	81.05%	60.68%	42.42%

No more than approximately 0.57% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

Original Loan-to-Value Ratios

Range of Original Loan-to-Value Ratios	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
50.00% or less	17	$2,498,123	2.30%	7.987%	584	$146,948	41.38%	59.92%	33.43%
50.01% to 55.00%	4	829,137	0.76	7.157	598	207,284	54.23	28.80	26.53
55.01% to 60.00%	8	1,533,815	1.41	7.201	610	191,727	58.38	27.64	44.20
60.01% to 65.00%	7	1,277,190	1.18	7.219	591	182,456	63.93	47.87	45.98
65.01% to 70.00%	30	3,926,729	3.62	7.712	615	130,891	68.94	49.09	43.21
70.01% to 75.00%	39	5,514,649	5.08	7.405	609	141,401	73.60	71.44	33.42
75.01% to 80.00%	343	48,930,674	45.12	7.146	638	142,655	79.69	53.57	45.78
80.01% to 85.00%	106	15,989,947	14.74	7.475	612	150,849	84.56	71.33	37.20
85.01% to 90.00%	125	20,917,361	19.29	7.738	612	167,339	89.68	62.82	43.58
90.01% to 95.00%	47	7,033,974	6.49	7.844	643	149,659	94.67	91.11	38.15
Total:	726	$108,451,599	100.00%	7.409%	624	$149,382	81.05%	60.68%	42.42%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 28.57% to 95.00% and the weighted average Original Loan-to-Value was approximately 81.05%.

Combined Loan-to-Value Ratios
Range of Combined Loan-to-Value Ratios	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
50.00% or less	17	$2,498,123	2.30%	7.987%	584	$146,948	41.38%	59.92%	33.43%
50.01% to 55.00%	4	829,137	0.76	7.157	598	207,284	54.23	28.80	26.53
55.01% to 60.00%	7	1,381,815	1.27	7.224	605	197,402	58.42	30.68	49.07
60.01% to 65.00%	6	1,178,750	1.09	7.137	593	196,458	64.00	43.52	49.82
65.01% to 70.00%	26	3,650,080	3.37	7.729	616	140,388	68.96	50.10	46.48
70.01% to 75.00%	23	4,486,935	4.14	7.359	602	195,084	73.61	70.21	37.46
75.01% to 80.00%	85	15,627,998	14.41	7.446	615	183,859	79.10	40.80	50.44
80.01% to 85.00%	67	11,032,429	10.17	7.551	605	164,663	84.29	74.50	35.44
85.01% to 90.00%	114	20,306,099	18.72	7.655	616	178,124	89.13	61.09	46.36
90.01% to 95.00%	59	9,036,793	8.33	7.632	643	153,166	90.97	84.60	39.28
95.01% to 100.00%	318	38,423,439	35.43	7.128	642	120,828	80.81	61.18	40.47
Total:	726	$108,451,599	100.00%	7.409%	624	$149,382	81.05%	60.68%	42.42%

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 28.58% to 100.00% and the weighted average Combined Loan-to-Value was approximately 88.27%.

Loan Purpose
Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
Refinance - Rate Term	344	$62,480,644	57.61%	7.408%	620	$181,630	81.18%	60.48%	48.51%
Purchase	308	34,306,524	31.63	7.312	636	111,385	81.08	59.97	33.84
Refinance - Cashout	74	11,664,432	10.76	7.696	614	157,627	80.27	63.79	35.02
Total:	726	$108,451,599	100.00%	7.409%	624	$149,382	81.05%	60.68%	42.42%

Property Type
Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
Single Family Residence	524	$75,881,460	69.97%	7.454%	620	$144,812	81.37%	63.60%	41.20%
Townhouse	3	344,450	0.32	7.727	642	114,817	78.00	0.00	38.32
Condominium	52	6,786,746	6.26	7.273	635	130,514	82.54	55.79	53.00
Two-to-Four Family	38	8,555,798	7.89	7.361	647	225,153	77.85	38.67	49.28
Planned Unit Development	109	16,883,146	15.57	7.278	627	154,891	80.68	61.87	40.26
Total:	726	$108,451,599	100.00%	7.409%	624	$149,382	81.05%	60.68%	42.42%

Documentation
Documentation	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
Full Documentation	477	$65,803,125	60.68%	7.425%	609	$137,952	82.00%	100.00%	33.32%
Stated Income Wage Earner	123	19,340,315	17.83	7.357	664	157,238	79.64	0.00	61.90
Stated Income Self Employed	74	13,807,176	12.73	7.494	642	186,583	78.62	0.00	55.88
12 Month Bank Statements	31	5,721,527	5.28	7.371	628	184,565	79.21	0.00	45.51
24 Month Bank Statement	20	3,588,379	3.31	7.171	625	179,419	83.14	0.00	49.86
Limited Documentation	1	191,077	0.18	6.500	659	191,077	85.00	0.00	0.00
Total:	726	$108,451,599	100.00%	7.409%	624	$149,382	81.05%	60.68%	42.42%

Occupancy
Occupancy	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
Primary	686	$100,898,513	93.04%	7.408%	622	$147,082	81.47%	62.44%	40.85%
Investment	40	7,553,086	6.96	7.423	659	188,827	75.35	37.10	63.34
Total:	726	$108,451,599	100.00%	7.409%	624	$149,382	81.05%	60.68%	42.42%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

Mortgage Loans Age Summary
Mortgage Loans Age Summary	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
0	8	$1,611,100	1.49%	7.308%	652	$201,388	76.77%	21.77%	72.52%
1	653	95,256,355	87.83	7.427	624	145,875	81.16	63.32	41.84
2	62	11,007,508	10.15	7.279	625	177,540	80.99	44.13	42.52
3	3	576,637	0.53	7.091	633	192,212	74.93	47.97	52.03
Total:	726	$108,451,599	100.00%	7.409%	624	$149,382	81.05%	60.68%	42.42%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 1 month.

Original Prepayment Penalty Term
Original Prepayment Penalty Term	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
None	191	$29,583,420	27.28%	7.551%	623	$154,887	81.57%	63.51%	26.88%
6 Months	34	3,077,840	2.84	8.056	602	90,525	85.94	76.12	2.87
12 Months	4	671,079	0.62	8.294	593	167,770	72.20	46.15	53.85
24 Months	378	56,826,161	52.40	7.322	624	150,334	80.75	58.30	53.78
36 Months	119	18,293,100	16.87	7.306	633	153,724	80.63	61.41	38.51
Total:	726	$108,451,599	100.00%	7.409%	624	$149,382	81.05%	60.68%	42.42%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 26 months.

Credit Scores
Range of Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
508 to 525	6	$717,080	0.66%	8.891%	520	$119,513	79.88%	84.83%	0.00%
526 to 550	30	3,671,609	3.39	8.521	541	122,387	75.85	78.44	0.00
551 to 575	109	15,899,730	14.66	7.906	562	145,869	80.24	79.55	30.49
576 to 600	125	18,359,992	16.93	7.487	588	146,880	80.30	75.27	29.08
601 to 625	132	18,625,947	17.17	7.329	614	141,106	81.11	75.40	40.47
626 to 650	125	19,916,543	18.36	7.182	637	159,332	81.88	63.33	47.92
651 to 675	93	14,526,223	13.39	7.247	663	156,196	82.16	32.83	63.73
676 to 700	44	7,480,371	6.90	6.885	687	170,008	81.35	34.34	52.58
701 to 725	35	5,350,291	4.93	7.063	710	152,865	81.03	15.62	67.20
726 to 750	15	2,212,814	2.04	7.334	736	147,521	83.43	4.43	57.62
751 to 775	8	1,030,599	0.95	7.513	758	128,825	83.41	58.54	20.50
776 to 790	4	660,400	0.61	6.908	783	165,100	84.87	47.61	70.47
Total:	726	$108,451,599	100.00%	7.41%	624	$149,382	81.05%	60.68%	42.42%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 508 to 790 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 624.

Credit Grade
Credit Grade	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average FICO	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
A	641	$96,242,756	88.74%	7.322%	630	$150,145	81.45%	59.16%	43.47%
A-	48	7,099,731	6.55	7.95	587	147,911	79.19	67.08	33.78
B	25	3,615,087	3.33	7.877	579	144,603	77.08	78.48	40.58
C	8	1,127,925	1.04	8.915	560	140,991	74.20	79.79	20.21
D	4	366,100	0.34	10.36	591	91,525	70.00	100.00	20.65
Total:	726	$108,451,599	100.00%	7.409%	624	$149,382	81.05%	60.68%	42.42%

Margins

(Excludes Fixed Rate Mortgage Loans)
Range of Margins	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
2.501% to 3.000%	1	$80,000	0.08%	7.150%	598	$80,000	76.56%	0.00%	100.00%
3.501% to 4.000%	18	2,367,485	2.44	7.280	627	131,527	77.94	69.58	36.91
4.001% to 4.500%	38	5,584,463	5.77	7.258	634	146,960	82.57	60.95	20.68
4.501% to 5.000%	5	773,320	0.80	7.815	609	154,664	88.25	64.28	0.00
5.001% to 5.500%	135	25,232,746	26.05	7.344	619	186,909	82.97	60.78	32.47
5.501% to 6.000%	234	37,739,182	38.97	7.322	622	161,279	80.89	56.53	63.49
6.001% to 6.500%	211	25,072,049	25.89	7.660	624	118,825	79.77	61.43	42.63
Total:	642	$96,849,246	100.00%	7.414%	622	$150,856	81.22%	59.50%	46.41%

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 2.800% per annum to 6.500% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.703% per annum.

Maximum Mortgage Rates
(Excludes Fixed Rate Mortgage Loans)
Range of Maximum Mortgage Rates	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
12.001% to 12.500%	49	$7,235,465	7.47%	6.439%	644	$147,663	77.29%	60.97%	56.05%
12.501% to 13.000%	193	30,512,895	31.51	6.830	640	158,098	80.26	67.58	54.55
13.001% to 13.500%	145	25,222,253	26.04	7.319	627	173,947	80.83	50.29	51.84
13.501% to 14.000%	110	17,485,793	18.05	7.778	615	158,962	82.39	44.67	43.55
14.001% to 14.500%	62	8,425,724	8.70	8.295	592	135,899	87.08	66.45	30.43
14.501% to 15.000%	50	5,158,405	5.33	8.788	575	103,168	84.09	80.57	17.86
15.001% to 15.500%	13	1,122,820	1.16	9.272	566	86,371	83.82	84.26	0.00
15.501% to 16.000%	13	1,053,590	1.09	9.778	543	81,045	73.86	78.02	0.00
16.001% to 16.500%	7	632,300	0.65	10.349	587	90,329	61.60	90.32	11.96
Total:	642	$96,849,246	100.00%	7.414%	622	$150,856	81.22%	59.50%	46.41%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 12.125% per annum to 16.500% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.414% per annum.

Next Rate Adjustment Date
(Excludes Fixed Rate Mortgage Loans)
Next Rate Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
February 2006	1	$80,000	0.08%	7.150%	598	$80,000	76.56%	0.00%	100.00%
June 2007	3	576,637	0.60	7.091	633	192,212	74.93	47.97	52.03
July 2007	23	4,059,883	4.19	7.353	621	176,517	83.02	40.59	31.20
August 2007	303	42,219,691	43.59	7.456	623	139,339	80.66	60.15	49.46
September 2007	5	998,600	1.03	7.065	661	199,720	69.19	15.14	70.48
July 2008	25	5,208,048	5.38	7.258	626	208,322	81.81	39.21	65.54
August 2008	274	42,307,086	43.68	7.419	620	154,405	81.89	64.05	41.23
September 2008	2	347,500	0.36	7.444	684	173,750	88.61	57.41	57.41
August 2010	6	1,051,800	1.09	7.090	611	175,300	79.70	77.18	62.98
Total:	642	$96,849,246	100.00%	7.414%	622	$150,856	81.22%	59.50%	46.41%

Group 2 Mortgage Loan Characteristics

Aggregate Outstanding Principal Balance	$133,108,931
Aggregate Original Principal Balance	$133,115,790
Number of Mortgage Loans	590
	Minimum	Maximum	Average (1)
Original Principal Balance	$20,000	$720,000	$225,620
Outstanding Principal Balance	$20,000	$720,000	$225,608
	Minimum	Maximum	Weighted Average (2)
Original Term (mos)	180	360	350
Stated remaining Term (mos)	178	360	349
Loan Age (mos)	0	3	1
Current Interest Rate	6.050%	10.750%	7.011%
Initial Interest Rate Cap (3)	2.000%	3.000%	2.987%
Periodic Rate Cap (3)	1.000%	1.000%	1.000%
Gross Margin (3)	4.000%	6.500%	5.644%
Maximum Mortgage Rate (3)	12.050%	15.675%	12.824%
Minimum Mortgage Rate (3)	6.050%	9.675%	6.824%
Months to Roll (3)	21	59	28
Original Loan-to-Value	41.67%	100.00%	82.52%
Credit Score (4)	503	793	666
	Earliest	Latest
Maturity Date	07/01/2020	09/01/2035

Lien Position	Percent of Mortgage Pool	Year of Origination	Percent of Mortgage Pool
1st Lien	94.39%	2004	0.00%
2nd Lien	5.61	2005	100.00

Occupancy		Loan Purpose
Primary	98.31%	Purchase	76.31%
Investment	1.69	Refinance - Rate Term	22.13
		Refinance - Cashout	1.56
Loan Type
Fixed Rate	11.14%	Property Type
ARM	88.86	Single Family	67.77%
		Townhouse	0.66
Amortization Type		Condominium	8.98
Fully Amortizing	21.76%	Two-to-Four Family	5.83
Interest-Only	72.63	Planned Unit Development	16.62
Balloon	5.61	Manufactured Home	0.14

(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Adjustable Rate Mortgage Loans only.
(4) Minimum and Weighting only for loans with scores.

Mortgage Rates
Range of Mortgage Rates	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
6.001% to 6.500%	176	$49,745,188	37.37%	6.348%	674	$282,643	80.79%	41.28%	80.34%
6.501% to 7.000%	160	44,156,062	33.17	6.808	666	275,975	81.89	29.63	82.29
7.001% to 7.500%	60	17,696,547	13.29	7.289	654	294,942	80.36	13.25	73.70
7.501% to 8.000%	40	8,874,649	6.67	7.753	647	221,866	84.32	27.81	61.95
8.001% to 8.500%	13	2,769,864	2.08	8.290	602	213,066	87.01	45.24	44.83
8.501% to 9.000%	21	2,574,367	1.93	8.846	625	122,589	85.85	30.02	22.99
9.001% to 9.500%	6	386,481	0.29	9.462	703	64,414	99.62	58.10	0.00
9.501% to 10.000%	68	4,480,869	3.37	9.900	702	65,895	97.63	15.96	0.00
10.001% to 10.500%	43	2,304,703	1.73	10.411	706	53,598	99.51	5.51	0.00
10.501% to 11.000%	3	120,201	0.09	10.650	693	40,067	100.00	0.00	0.00
Total:	590	$133,108,931	100.00%	7.011%	666	$225,608	82.52%	31.19%	72.63%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 6.050% per annum to 10.750% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.011% per annum.

Remaining Months to Stated Maturity
Range of Remaining Months to Stated Maturity	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
169 to 180	129	$7,473,769	5.61%	9.994%	714	$57,936	99.71%	10.92%	0.00%
229 to 240	1	65,550	0.05	8.650	600	65,550	95.00	100.00	0.00
349 to 360	460	125,569,612	94.34	6.833	663	272,977	81.49	32.36	76.99
Total:	590	$133,108,931	100.00%	7.011%	666	$225,608	82.52%	31.19%	72.63%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 178 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 349 months.

Original Mortgage Loan Principal Balances
Range of Original Mortgage Loan Principal Balances	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
$50,000 or less	65	$2,317,093	1.74%	10.050%	712	$35,648	99.91%	16.31%	0.00%
$50,001 to $100,000	79	5,838,796	4.39	9.162	684	73,909	93.57	33.65	0.00
$100,001 to $150,000	58	7,255,307	5.45	7.342	648	125,091	84.02	60.84	43.84
$150,001 to $200,000	87	15,136,985	11.37	6.959	646	173,988	81.52	50.17	52.08
$200,001 to $250,000	60	13,396,414	10.06	6.952	657	223,274	81.64	41.89	73.31
$250,001 to $300,000	66	18,085,977	13.59	6.819	677	274,030	79.66	27.25	75.68
$300,001 to $350,000	62	19,849,227	14.91	6.674	668	320,149	82.41	26.08	83.83
$350,001 to $400,000	39	14,734,551	11.07	6.785	671	377,809	82.30	20.18	86.72
$400,001 to $450,000	28	11,828,364	8.89	6.720	660	422,442	80.37	35.54	93.16
$450,001 to $500,000	20	9,432,881	7.09	6.921	664	471,644	84.21	25.10	80.26
$500,001 to $550,000	5	2,589,600	1.95	6.615	692	517,920	80.00	19.83	100.00
$550,001 to $600,000	15	8,647,735	6.50	6.857	665	576,516	81.39	0.00	86.82
$600,001 to $650,000	3	1,923,250	1.44	6.584	696	641,083	76.80	0.00	100.00
$650,001 to $700,000	2	1,352,750	1.02	7.089	658	676,375	82.51	49.79	100.00
$700,001 to $750,000	1	720,000	0.54	7.650	633	720,000	90.00	100.00	100.00
Total:	590	$133,108,931	100.00%	7.011%	666	$225,608	82.52%	31.19%	72.63%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $20,000 to approximately $720,000 and the average outstanding principal balance of the Mortgage Loans was approximately $225,608.

Product Types
Product Types	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
15 Year Balloon Loans	129	$7,473,769	5.61%	9.994%	714	$57,936	99.71%	10.92%	0.00%
20 Year Fixed Loans	1	65,550	0.05	8.650	600	65,550	95.00	100.00	0.00
30 Year Fixed Loans	26	7,290,897	5.48	6.976	650	280,419	79.18	52.79	19.58
2/28 LIBOR ARM	74	13,856,779	10.41	6.991	625	187,254	81.16	52.50	0.00
2/28 LIBOR IO ARM	192	59,250,774	44.51	6.793	672	308,598	81.62	24.75	100.00
3/27 LIBOR ARM	46	8,697,983	6.53	7.138	654	189,087	81.03	41.36	0.00
3/27 LIBOR IO ARM	118	34,968,680	26.27	6.733	665	296,345	81.89	30.81	100.00
5/25 Treasury ARM	2	479,500	0.36	7.437	698	239,750	87.96	100.00	0.00
5/25 Treasury IO ARM	2	1,025,000	0.77	6.543	712	512,500	82.07	0.00	100.00
Total:	590	$133,108,931	100.00%	7.011%	666	$225,608	82.52%	31.19%	72.63%

Amortization Type
Amortization Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
Fully Amortizing	145	$28,962,908	21.76%	7.057%	639	$199,744	80.82%	49.26%	0.00%
Balloon	129	7,473,769	5.61	9.994	714	57,936	99.71	10.92	0.00
60 Month Interest-Only	316	96,672,254	72.63	6.767	670	305,925	81.70	27.35	100.00
Total:	590	$133,108,931	100.00%	7.011%	666	$225,608	82.52%	31.19%	72.63%

Program
Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
Wall Street	456	$105,368,662	79.16%	7.017%	680	$231,072	82.65%	20.20%	77.96%
High Street	108	21,129,452	15.87	6.838	622	195,643	82.55	72.90	52.11
Main Street	26	6,610,817	4.97	7.479	584	254,262	80.29	73.16	53.20
Total:	590	$133,108,931	100.00%	7.011%	666	$225,608	82.52%	31.19%	72.63%

State Distributions of Mortgaged Properties
State Distributions of Mortgaged Properties	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
Arizona	31	$5,765,127	4.33%	7.218%	643	$185,972	84.25%	50.01%	74.45%
California	238	68,267,720	51.29	6.822	678	286,839	82.27	22.13	86.34
Colorado	28	3,966,142	2.98	7.009	640	141,648	82.97	39.77	66.95
Connecticut	3	357,000	0.27	7.483	711	119,000	85.97	32.77	32.77
Delaware	1	175,920	0.13	6.100	657	175,920	80.00	100.00	100.00
Florida	42	8,429,219	6.33	7.393	658	200,696	83.05	29.58	55.52
Georgia	10	1,386,800	1.04	6.738	643	138,680	84.30	51.82	54.01
Idaho	1	144,500	0.11	7.800	626	144,500	85.00	0.00	0.00
Illinois	40	8,409,700	6.32	7.604	678	210,242	84.12	15.71	49.91
Indiana	2	81,000	0.06	7.279	683	40,500	81.41	100.00	0.00
Iowa	4	278,699	0.21	8.419	600	69,675	83.14	57.77	0.00
Kansas	3	452,375	0.34	6.759	664	150,792	85.15	100.00	62.01
Kentucky	2	119,600	0.09	8.721	619	59,800	85.95	100.00	0.00
Louisiana	2	197,000	0.15	7.682	698	98,500	84.00	0.00	0.00
Maryland	17	3,649,358	2.74	7.391	656	214,668	84.27	41.55	75.01
Massachusetts	15	5,320,350	4.00	7.025	650	354,690	78.76	37.89	78.57
Michigan	8	1,199,256	0.90	7.193	640	149,907	86.37	60.83	35.44
Minnesota	10	1,500,591	1.13	6.915	663	150,059	84.00	59.60	76.50
Mississippi	3	495,533	0.37	7.002	683	165,178	89.73	13.23	78.10
Missouri	14	1,956,125	1.47	7.316	619	139,723	82.33	56.21	26.79
Nebraska	1	96,800	0.07	7.500	594	96,800	80.00	100.00	0.00
Nevada	6	1,079,020	0.81	6.646	625	179,837	82.79	84.06	57.97
New Hampshire	1	33,000	0.02	10.300	682	33,000	100.00	0.00	0.00
New Jersey	3	885,800	0.67	7.154	642	295,267	80.95	37.82	26.06
New Mexico	1	133,500	0.10	9.675	513	133,500	75.00	100.00	0.00
Oklahoma	3	432,445	0.32	7.040	599	144,148	81.54	61.56	0.00
Oregon	7	898,644	0.68	6.796	668	128,378	82.07	68.17	51.10
Pennsylvania	3	381,490	0.29	6.679	635	127,163	74.61	28.06	28.06
Rhode Island	2	471,340	0.35	7.359	616	235,670	84.78	49.12	100.00
South Carolina	1	362,000	0.27	7.250	628	362,000	80.00	0.00	100.00
Tennessee	4	400,335	0.30	8.023	592	100,084	86.61	85.95	0.00
Texas	28	3,916,840	2.94	7.238	634	139,887	80.11	51.58	10.05
Utah	5	744,266	0.56	6.930	635	148,853	86.20	35.26	93.28
Vermont	1	276,800	0.21	7.275	678	276,800	80.00	0.00	100.00
Virginia	10	2,774,783	2.08	6.970	671	277,478	82.17	26.23	76.09
Washington	37	7,665,354	5.76	6.989	666	207,172	82.52	46.26	71.07
West Virginia	1	156,000	0.12	6.780	633	156,000	80.00	100.00	0.00
Wyoming	2	248,500	0.19	6.405	631	124,250	73.91	100.00	0.00
Total:	590	$133,108,931	100.00%	7.011%	666	$225,608	82.52%	31.19%	72.63%

No more than approximately 0.99% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

Original Loan-to-Value Ratios
Range of Original Loan-to-Value Ratios	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
50.00% or less	3	$630,000	0.47%	6.337%	645	$210,000	45.84%	52.38%	42.06%
50.01% to 55.00%	1	300,000	0.23	6.400	727	300,000	52.54	0.00	0.00
55.01% to 60.00%	3	1,124,828	0.85	7.674	592	374,943	58.15	0.00	74.23
60.01% to 65.00%	5	1,916,750	1.44	6.703	616	383,350	63.96	53.25	100.00
65.01% to 70.00%	6	1,600,972	1.20	6.776	627	266,829	68.23	43.69	52.41
70.01% to 75.00%	10	1,544,101	1.16	7.415	596	154,410	74.02	80.57	41.06
75.01% to 80.00%	284	73,486,011	55.21	6.753	667	258,754	79.89	30.63	76.21
80.01% to 85.00%	90	28,244,444	21.22	6.829	673	313,827	84.82	22.39	83.99
85.01% to 90.00%	51	14,972,767	11.25	7.047	649	293,584	89.78	48.26	76.96
90.01% to 95.00%	11	2,015,244	1.51	8.058	637	183,204	94.87	68.21	46.29
95.01% to 100.00%	126	7,273,814	5.46	9.997	714	57,729	99.84	10.95	0.00
Total:	590	$133,108,931	100.00%	7.011%	666	$225,608	82.52%	31.19%	72.63%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 41.67% to 100.00% and the weighted average Original Loan-to-Value was approximately 82.52%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 5.61% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.71%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 18.93%.

Combined Loan-to-Value Ratios
Range of Combined Loan-to-Value Ratios	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
50.00% or less	3	$630,000	0.47%	6.337%	645	$210,000	45.84%	52.38%	42.06%
50.01% to 55.00%	1	300,000	0.23	6.400	727	300,000	52.54	0.00	0.00
55.01% to 60.00%	3	1,124,828	0.85	7.674	592	374,943	58.15	0.00	74.23
60.01% to 65.00%	5	1,916,750	1.44	6.703	616	383,350	63.96	53.25	100.00
65.01% to 70.00%	4	898,472	0.67	6.733	602	224,618	69.98	72.01	21.04
70.01% to 75.00%	6	1,325,250	1.00	7.441	594	220,875	74.35	77.36	47.84
75.01% to 80.00%	31	9,317,038	7.00	7.077	635	300,550	79.35	43.46	63.21
80.01% to 85.00%	26	7,700,546	5.79	6.993	632	296,175	84.52	55.06	61.86
85.01% to 90.00%	38	11,498,867	8.64	7.074	652	302,602	87.67	40.25	76.61
90.01% to 95.00%	24	6,212,356	4.67	7.188	668	258,848	85.87	29.67	63.13
95.01% to 100.00%	449	92,184,824	69.26	6.988	677	205,311	83.08	25.75	75.34
Total:	590	$133,108,931	100.00%	7.011%	666	$225,608	82.52%	31.19%	72.63%

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 41.67% to 100.00% and the weighted average Combined Loan-to-Value was approximately 94.82%.

Loan Purpose
Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
Purchase	476	$101,572,305	76.31%	7.032%	674	$213,387	83.24%	26.54%	72.34%
Refinance - Rate Term	108	29,457,398	22.13	6.956	637	272,754	79.80	47.23	74.25
Refinance - Cashout	6	2,079,227	1.56	6.769	677	346,538	86.14	31.41	63.57
Total:	590	$133,108,931	100.00%	7.011%	666	$225,608	82.52%	31.19%	72.63%

Property Type
Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
Single Family Residence	397	$90,208,547	67.77%	6.963%	665	$227,226	82.22%	30.74%	73.07%
Townhouse	5	876,800	0.66	6.889	667	175,360	81.79	45.68	95.81
Condominium	56	11,949,199	8.98	6.969	675	213,379	83.47	37.48	78.93
Two-to-Four Family	29	7,758,115	5.83	7.139	687	267,521	83.06	18.32	64.20
Manufactured Housing	1	189,000	0.14	7.250	599	189,000	70.00	100.00	100.00
Planned Unit Development	102	22,127,269	16.62	7.188	658	216,934	83.18	33.01	69.23
Total:	590	$133,108,931	100.00%	7.011%	666	$225,608	82.52%	31.19%	72.63%

Documentation
Documentation	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
Stated Income Wage Earner	224	$47,323,283	35.55%	7.131%	696	$211,265	83.31%	0.00%	74.92%
Full Documentation	205	41,521,216	31.19	6.802	628	202,543	82.25	100.00	63.68
Stated Income Self Employed	126	34,627,429	26.01	7.119	677	274,821	82.15	0.00	82.98
12 Month Bank Statements	26	6,712,158	5.04	7.040	644	258,160	81.77	0.00	71.74
24 Month Bank Statement	8	2,695,023	2.02	6.632	637	336,878	79.69	0.00	45.64
Limited Documentation	1	229,822	0.17	7.300	621	229,822	80.00	0.00	0.00
Total:	590	$133,108,931	100.00%	7.011%	666	$225,608	82.52%	31.19%	72.63%

Occupancy
Occupancy	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
Primary	582	$130,859,281	98.31%	7.016%	666	$224,844	82.62%	30.74%	72.49%
Investment	8	2,249,650	1.69	6.738	672	281,206	76.63	57.54	80.77
Total:	590	$133,108,931	100.00%	7.011%	666	$225,608	82.52%	31.19%	72.63%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

Mortgage Loans Age Summary
Mortgage Loans Age Summary	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
0	8	$2,467,100	1.85%	6.773%	721	$308,388	78.83%	2.51%	81.15%
1	464	104,160,482	78.25	7.024	666	224,484	82.54	30.97	72.63
2	115	25,718,964	19.32	6.998	661	223,643	82.78	33.89	72.87
3	3	762,385	0.57	6.509	605	254,128	83.66	63.77	36.23
Total:	590	$133,108,931	100.00%	7.011%	666	$225,608	82.52%	31.19%	72.63%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 1 month.

Original Prepayment Penalty Term
Original Prepayment Penalty Term	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
None	129	$22,486,413	16.89%	7.666%	665	$174,313	83.83%	28.12%	57.39%
6 Months	2	402,900	0.30	6.367	662	201,450	83.32	100.00	69.62
12 Months	9	3,766,270	2.83	7.385	656	418,474	83.90	38.64	90.30
24 Months	400	93,110,951	69.95	6.878	667	232,777	82.67	29.24	78.82
36 Months	50	13,342,397	10.02	6.748	663	266,848	78.88	45.79	50.20
Total:	590	$133,108,931	100.00%	7.011%	666	$225,608	82.52%	31.19%	72.63%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 25 months.

Credit Scores
Range of Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
503 to 525	2	$388,500	0.29%	9.593%	506	$194,250	75.00%	100.00%	0.00%
526 to 550	2	336,800	0.25	8.564	544	168,400	80.00	100.00	0.00
551 to 575	14	3,207,185	2.41	7.494	564	229,085	83.67	94.67	59.02
576 to 600	46	9,230,966	6.93	7.123	591	200,673	78.74	67.01	35.44
601 to 625	67	15,097,215	11.34	6.781	612	225,332	81.54	73.83	65.08
626 to 650	78	22,122,873	16.62	6.862	637	283,627	82.07	42.50	78.99
651 to 675	94	28,169,975	21.16	6.898	664	299,681	80.98	19.53	84.19
676 to 700	131	25,216,579	18.94	7.138	688	192,493	84.03	11.83	77.53
701 to 725	68	11,581,334	8.70	7.183	713	170,314	85.14	14.21	69.08
726 to 750	48	8,976,769	6.74	7.013	738	187,016	84.20	4.65	73.39
751 to 775	35	7,756,485	5.83	7.119	760	221,614	84.42	6.19	69.57
776 to 793	5	1,024,250	0.77	6.824	789	204,850	87.42	0.00	93.26
Total:	590	$133,108,931	100.00%	7.01%	666	$225,608	82.52%	31.19%	72.63%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 503 to 793 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 666.

Credit Grade
Credit Grade	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
A	562	$125,811,090	94.52%	7.005%	670	$223,863	82.84%	29.28%	72.97%
A-	25	6,717,340	5.05	6.936	605	268,694	77.03	61.10	72.48
C	3	580,500	0.44	9.281	518	193,500	76.65	100.00	0.00
Total:	590	$133,108.93	100.00%	7.011%	666	$225,608	82.52%	31.19%	72.63%

Margins
(Excludes Fixed Rate Mortgage Loans)
Range of Margins	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
3.501% to 4.000%	1	$408,000	0.34%	7.640%	676	$408,000	85.00%	0.00%	100.00%
4.001% to 4.500%	9	2,190,232	1.85	7.255	678	243,359	83.47	33.37	28.89
4.501% to 5.000%	13	4,573,746	3.87	6.549	656	351,827	81.53	31.46	86.78
5.001% to 5.500%	146	43,384,942	36.68	6.759	652	297,157	81.55	37.81	74.87
5.501% to 6.000%	217	57,126,085	48.30	6.832	671	263,254	81.70	25.27	87.46
6.001% to 6.500%	48	10,595,711	8.96	7.045	672	220,744	81.16	35.69	73.54
Total:	434	$118,278,715	100.00%	6.824%	664	$272,532	81.63%	31.11%	80.53%

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 4.000% per annum to 6.500% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.644% per annum.

Maximum Mortgage Rates
(Excludes Fixed Rate Mortgage Loans)
Range of Maximum Mortgage Rates	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
12.001% to 12.500%	166	$46,345,517	39.18%	6.342%	674	$279,190	80.99%	39.87%	84.07%
12.501% to 13.000%	152	42,394,750	35.84	6.810	667	278,913	82.02	26.95	85.71
13.001% to 13.500%	57	16,824,547	14.22	7.293	654	295,167	80.40	13.63	74.98
13.501% to 14.000%	39	8,713,234	7.37	7.752	647	223,416	84.31	28.32	63.10
14.001% to 14.500%	11	2,320,364	1.96	8.292	597	210,942	87.58	50.38	53.52
14.501% to 15.000%	7	1,291,803	1.09	8.770	604	184,543	81.38	44.05	45.81
15.501% to 16.000%	2	388,500	0.33	9.593	506	194,250	75.00	100.00	0.00
Total:	434	$118,278,715	100.00%	6.824%	664	$272,532	81.63%	31.11%	80.53%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 12.050% per annum to 15.675% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.824% per annum.

Next Rate Adjustment Date
(Excludes Fixed Rate Mortgage Loans)
Next Rate Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
June 2007	3	$762,385	0.64%	6.509%	605	$254,128	83.66%	63.77%	36.23%
July 2007	48	12,979,286	10.97	6.800	650	270,402	80.25	32.84	81.12
August 2007	212	58,087,031	49.11	6.850	666	273,995	81.79	29.60	81.20
September 2007	3	1,278,850	1.08	6.438	732	426,283	81.89	0.00	100.00
July 2008	31	8,415,050	7.11	6.623	667	271,453	83.09	31.37	93.04
August 2008	131	34,528,363	29.19	6.851	661	263,575	81.38	33.98	76.51
September 2008	2	723,250	0.61	7.235	707	361,625	81.79	0.00	100.00
August 2010	4	1,504,500	1.27	6.828	707	376,125	83.95	31.87	68.13
Total:	434	$118,278,715	100.00%	6.824%	664	$272,532	81.63%	31.11%	80.53%